UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                              ---------------------
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 28, 2000


                             RIGID AIRSHIP USA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          NEVADA                       000-25187                 88-0410474
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(State or other Jurisdiction)  (Commission File Number)   (IRS Employer I.D.NO.)


                            Nevada Corporate Services
                          1800 Sahara Desert, Suite 107
                             Las Vegas, Nevada 89104
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                          (Registered Agent's Address)


                                 130 87th Street
                             Stone Harbor, NJ 08247
                         Telephone Number (609) 368-1106
                            Fax number (609) 368-6446
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          (Address and Telephone number of Principal Executive Office)


                             1800 East Sahara Avenue
                                   Suite # 107
                             Las Vegas, Nevada 89104
                         Telephone Number (702) 939-0390
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                        (Former Name and Former Address)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i) After moving the Company headquarters to New Jersey, the Director elected on March 27, 2000 to select a certifying accountant closer to the Company than the previous accountant, who is based in Utah. The Company requested the resignation of the former certifying accountant, Andersen Andersen & Strong, L.C. of Salt Lake City, Utah.

(ii) The Company's principal accountant's reports for the previous two years have contained no adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was initiated by the Director, based solely upon the previous accountant's extended distance from the Company's headquarters.

(iv) There were no disagreements with the former accountant during the previous two fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

ITEM 5.  OTHER EVENTS

Not applicable.

ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.

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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RIGID AIRSHIP USA, Inc.



Date:  April 4, 2000                       By:/s/ DOW W. STEWART
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                                              Dow W. Stewart
                                              President, Director, and Treasurer

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